UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  February 26, 2010

Timberland Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Washington	000-2333	91-1863696
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

624 Simpson Avenue
Hoquiam, Washington  98550
(Address of principal executive offices and zip code)

(360) 533-4747
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
       CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
       CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountants

As reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on February 26, 2009 (the “Form 8-K”), on February 25, 2010, Timberland Bancorp, Inc. (“Company”) notified McGladrey & Pullen LLP of their decision not to renew the engagement with McGladrey & Pullen LLP as their independent certified public accountants.  This Current Report on Form 8-K/A (the “Form 8-K/A”) amends the Form 8-K, as follows:

(a)  The Company requested that McGladrey & Pullen LLP furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements contained in the Form 8-K, and if not, stating the respects in which it does not agree.  A copy of McGladrey & Pullen LLP’s letter, dated March 5, 2010, is filed as Exhibit 16.1 to this Form 8-K/A.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

The following exhibit is being filed herewith and this list shall constitute the exhibit index.

16.1	Letter re change in certifying accountants: Letter of McGladrey & Pullen, LLP dated March 5, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TIMBERLAND BANCORP, INC.

Date: March 5, 2010	By: /s/ Michael R. Sand
Michael R. Sand
President and Chief Executive Officer

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